UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2018

CNL HEALTHCARE PROPERTIES II, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55777	47-4524619
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

450 South Orange Avenue, Orlando, FL	32801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (407) 650-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 12, 2018, CNL Healthcare Properties II, Inc. (referred to herein as “we”, “us”, “our” or the “Company”) held its 2018 annual meeting of stockholders (the “Annual Meeting”) at its principal offices in Orlando, Florida. Of the 3,769,833 shares of the Company’s common stock that were issued and outstanding as of the record date and entitled to vote at the Annual Meeting, a total of 2,207,167 shares (58.54%) were present in person or represented by proxy at the Annual Meeting, constituting a quorum for the transaction of business.

At the Annual Meeting, the Company’s stockholders (i) elected all four of the nominees, as listed below, to serve on the board of directors of the Company until the 2019 annual meeting of stockholders and until their successors shall have been duly elected and qualified and (ii) ratified the selection of Ernst & Young, LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2018.

Under the Company’s Second Articles of Amendment and Restatement and bylaws, the vote necessary for the election of directors and the ratification of Ernst & Young, LLP is a majority of the votes cast at the meeting at which a quorum is present. Broker non-votes are not counted as votes cast, and accordingly, for the election of directors, broker non-votes had no effect on the results of the election.

The voting results, as certified in the Final Report of the Inspector of Election, are as follows:

I.	The vote to elect four directors of the Company, each for a term expiring at the 2019 annual meeting of stockholders and until his or her successor is duly elected and qualified, was:

Director Nominee	For	Withheld	Broker Non-Votes

Stephen H. Mauldin	885,298	19,085	1,302,784
Douglas N. Benham	902,459	1,924	1,302,784
J. Chandler Martin	890,088	14,295	1,302,784
Dianna F. Morgan	902,459	1,924	1,302,784

II.	The vote on the ratification of Ernst & Young, LLP, as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2018, was:

For	Against	Abstain	Broker Non-Votes

2,202,229	4,937	1	0

No other business was transacted at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CNL Healthcare Properties II, Inc.
June 13, 2018
	By:	/s/ Ixchell C. Duarte
Ixchell C. Duarte
Chief Financial Officer, Senior Vice President and Treasurer